Exhibit 99.2

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation	MOR-1		Note 1
Copies of Bank Statements		X	Note 2
Cash Disbursement Journals		X	Note 3
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or Payment Receipt			Note 4
Copies of Tax Returns Filed During Reporting Period			Note 5
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of Aged Accounts Payable			Note 6
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. § 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

(See Attached Signature Page)
Signature of Authorized Individual*	Date

Michael F. Biehl	Authorized Signatory
Printed Name of Authorized Individual*	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation	MOR-1		Note 1
Copies of Bank Statements		X	Note 2
Cash Disbursement Journals		X	Note 3
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or Payment Receipt			Note 4
Copies of Tax Returns Filed During Reporting Period			Note 5
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of Aged Accounts Payable			Note 6
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. § 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

October 1, 2003
Signature of Authorized Individual*	Date

Michael F. Biehl	Authorized Signatory
Printed Name of Authorized Individual*	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

NOTES TO MONTHLY OPERATING REPORT

General Note:	For administrative convenience, the reorganized debtors in the above-captioned cases (collectively, the “Reorganized Debtors”) are submitting this consolidated Monthly Operating Report for all twelve Reorganized Debtors. Where available or specifically requested by the Office of the United States Trustee, the Reorganized Debtors have provided documentation specific to a particular Reorganized Debtor.

Note 1:	At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Reorganized Debtors’ bank reconciliations. The Reorganized Debtors will make such reconciliations available upon request.

Note 2:	At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Reorganized Debtors’ bank statements. The Reorganized Debtors will make such statements available upon request.

Note 3:	The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of the Reorganized Debtors’ cash disbursement journals. The Reorganized Debtors will make such journals available upon request.

Note 4:	The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of IRS Form 6123.

Note 5:	The Reorganized Debtors have not filed any tax returns during the reporting period, except (i) a Texas franchise tax report, which was provided with the July 2003 monthly operating report; and (ii) sales and use tax returns, which are voluminous and are not maintained at the Reorganized Debtors’ corporate headquarters. The Reorganized Debtors will make such sales and use returns available upon request.

Note 6:	As set forth on the attached declaration of Michael F. Biehl, the Reorganized Debtors are current with respect to all postpetition payables.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

DECLARATION AND STATEMENT OF MICHAEL F. BIEHL

WITH RESPECT TO MONTHLY OPERATING REPORT

I, Michael F. Biehl, hereby declare that the following is true and correct to the best of my knowledge, information and belief:

1.	The Reorganized Debtors have performed all bank reconciliations for this reporting period.

2.	The Reorganized Debtors have paid all postpetition taxes for this reporting period.

3.	The Reorganized Debtors are current with respect to all postpetition payables.

I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge, information and belief. Executed this 1st day of October, 2003 in Cleveland, Ohio.

Michael F. Biehl
Authorized Signatory

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(See Attached Sheets)

Chart Industries, Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Chase Investment	Dreyfus Investment	Current Month Actual
Cash - Beginning of Month	12,149.4	0.0	0.0	7.9	1,924.8	14,082.0
Receipts
Cash Sales	0.0					0.0
Accounts Receivable	28,056.6					28,056.6
Loans and Advances	0.0					0.0
Transfers to Investment Account/Interest Income	0.0				14,003.1	14,003.1
Other: UK Intercompany Payables	1,525.0					1,525.0
Other: Federal Income Tax Refund	1,406.1					1,406.1

Total Receipts	30,987.7	0.0	0.0	0.0	14,003.1	44,990.7

Disbursements
Net Payroll	0.0					0.0
Payroll Taxes	0.0					0.0
Sales, Use & Other Taxes	0.0					0.0
Inventory Purchases	0.0					0.0
Secured/Rental/Leases	0.0					0.0
Insurance	0.0					0.0
Administrative/Fund ZBA Disbursement Accounts	22,094.4			1.5		22,095.9
Selling	0.0					0.0
Other	0.0					0.0
Owner Draw	0.0					0.0
Transfers to Investment Account	14,000.0					14,000.0
Professional Fees	0.0					0.0
US Trustee Quarterly Fees	0.0					0.0
Court Fees	0.0					0.0

Total Disbursements	36,094.4	0.0	0.0	1.5	0.0	36,095.9

Net Cash Flow-Chart Industries, Inc.	(5,106.8)	0.0	0.0	(1.5)	14,003.1	8,894.9

Cash - End of Month	7,042.6	0.0	0.0	6.4	15,927.9	22,976.9

Chart Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Medical	Current Month Actual
Cash - Beginning of Month	(3,045.7)	245.8	0.0	0.0	(2,800.0)
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Disbursements	13,270.5	4,207.8			17,478.3
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	13,270.5	4,207.8	0.0	0.0	17,478.3

Disbursements
Net Payroll	0	3,101.3			3,101.3
Payroll Taxes	0	1,304.9			1,304.9
Sales, Use & Other Taxes	132.4				132.4
Inventory Purchases	8,231.8				8,231.8
Secured/Rental/Leases	0.0				0.0
Insurance	303.7				303.7
Administrative	3,746.9				3,746.9
Selling	0.0				0.0
Other: Payment to CHELP	75.0				75.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	12,489.8	4,406.2	0.0	0.0	16,896.0

Net Cash Flow - Chart Inc.	780.7	(198.4)	0.0	0.0	582.3

Cash - End of Month	(2,265.0)	47.4	0.0	0.0	(2,217.6)

Caire Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	48.5	0.0	0.0	0.0	48.5
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Petty Cash	9.6				9.6
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	9.6	0.0	0.0	0.0	9.6

Disbursements
Net Payroll	0.0
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	40.0				40.0
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	40.0	0.0	0.0	0.0	40.0

Cash - End of Month	18.1	0.0	0.0	0.0	18.1

Chart Heat Exchangers LP

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	147.5	0.0	0.0	0.0	147.5
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Cash from Parent to UK Branch	75.0				75.0
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	75.0	0.0	0.0	0.0	75.0

Disbursements
Net Payroll	22.5				22.5
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	45.9				45.9
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	68.4	0.0	0.0	0.0	68.4

Cash - End of Month	154.1	0.0	0.0	0.0	154.1

Chart Management Company Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Medical	Current Month Actual
Cash - Beginning of Month	0.0	0.0	0.0	(412.4)	(412.4)
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other - Fund Cleared Checks	0.0			791.5	791.5
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	0.0	0.0	0.0	791.5	791.5

Disbursements
Net Payroll	0.0				0.0
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	0.0			890.2	890.2
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	0.0	0.0	0.0	890.2	890.2

Cash - End of Month	0.0	0.0	0.0	(511.1)	(511.1)

Chart Asia, Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: August 1 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	7.3	0.0	0.0	0.0	7.3
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Petty Cash	20.4				20.4
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	20.4	0.0	0.0	0.0	20.4

Disbursements
Net Payroll	5.3				5.3
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	2.7				2.7
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	8.1	0.0	0.0	0.0	8.1

Cash - End of Month	19.7	0.0	0.0	0.0	19.7

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

BANK RECONCILIATION1

[1]	At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Reorganized Debtors’ bank reconciliations. The Reorganized Debtors will make such reconciliations available upon request.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

BANK STATEMENTS2

(See Attached Sheets)

[2]	At the direction of the Office of the United States Trustee, the Reorganized Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Reorganized Debtors’ bank statements. The Reorganized Debtors will make such statements available upon request.

Chart Industries, Inc.

Bank Account Balances as of August 31, 2003

DEBTOR	BANK	PURPOSE	BALANCE
Chart Industries, Inc.	National City Bank Acc’t No. 2436422	Main Account	$7,042,640.52

Chart Industries, Inc.	National City Bank Acc’t No. 000243642-00	Dreyfus Overnight Investments Account	$15,927,876.56

Chart Industries, Inc.	JP Morgan Chase Acc’t No. 777-142678	Business Checking	$6,407.89

Chart Industries, Inc.	National City Bank Acc’t No. 152231	Medical Account (Inactive)	$0.00

Chart Management Co., Inc.	National City Bank Acc’t No. 97076	Master Account	N/A

Chart Inc.	National City Bank Acc’t No. 0150850	Disbursements Account	$(2,265,003.04)

Chart Inc.	National City Bank Acc’t No. 0153349	Payroll Account	$47,413.71

Chart Management Company, Inc.	National City Bank Acc’t No. 109719	Medical Account	$(511,086.55)

Chart Inc. f/k/a Process Systems Int’l, Inc.	National City Bank Acc’t No. 97113	Disbursements Account	$(315,692.35)

DEBTOR	BANK	PURPOSE	BALANCE
Chart Inc. f/k/a Cyrenco, Inc.	National City Bank Acc’t No. 124687	Disbursements Account	$(81,170.78)

GTC of Clarksville LLC f/k/a Greenville Tube Corporation	National City Bank Acc’t No. 97105	Disbursements Account	$0.00

GTC of Clarksville LLC f/k/a Greenville Tube Corporation	National City Bank Acc’t No. 239848847	Deposits Account	$0.00

Chart Inc.	Regions Bank Acc’t No. 655 65 16 43 2	Petty Checking	$10,084.00

Chart Inc. f/k/a MVE, Inc.	Wells Fargo Bank Minnesota, N.A. Acc’t No. 107-0683664	Petty Checking	$6,962.36

Chart Inc.	Wells Fargo Bank Minnesota, N.A. Acc’t No. 027-5813079	Petty Checking	$18,065.68

Chart Inc. f/k/a MVE, Inc.	Fleet Bank - Plaistow Acc’t No. 94186-14289	Petty Checking	$7,351.60

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 120405169968	Petty Checking	$16,566.60

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 194311627294	Deposits Account	$25,819.11

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 294341941622	Employee Fund	$1,161.74

Chart Inc. f/k/a Process Systems Int’l, Inc.	Sovereign Bank Acc’t No. 30600035437	Petty Checking	$837.86

2

DEBTOR	BANK	PURPOSE	BALANCE
Chart Inc. f/k/a Process Systems Int’l, Inc.	Fleet Bank-Westborough Acc’t No. 005831-1204	Freight Payment Account	$6,701.44

Chart Inc. f/k/a CHD, Inc.	PNC Bank Acc’t No. 56-1057-3589	Business Checking	$0.00

Chart Heat Exchangers Limited Partnership	HSBC Bank plc Acc’t No. 60001295	General Disbursements	$104,272.81

Chart Heat Exchangers Limited Partnership	U.S. Bank Acc’t No. 182898117391	General Disbursements	$49,424.99

Chart Asia, Inc.	Nogh Kong & Shanghai Banking Corp. Acc’t No. 7232-143-085611001	General Banking Account	$19,655.07

3

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

CASH DISBURSEMENT JOURNAL3

[3]	The Office of the United States Trustee has waived the requirement that the Reorganized Debtors provide copies of the Reorganized Debtors’ cash disbursement journals. The Reorganized Debtors will make such journals available upon request.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

STATEMENT OF OPERATIONS

(See Attached Sheets)

83500 CORPIS 03 ISMLCONSOL	Chart Industries CHART – INCOME STATEMENT – LEGAL ENTITY CHART INDUSTRIES CONSOLIDATING As of August 31, 2003	1 09/23/03 10:42:21

FOR INTERNAL USE ONLY	Filing Entities		Non Filing Entities		Elims		CHART CONSOL
HEAT EXCHANGERS	3,400,318.42		.00		.00		3,400,318.42
CUSTOM SYSTEMS	1,598,065.88		.00		.00		1,598,065.88
VACUUM EQUIPMENT	468,536.59		.00		.00		468,536.59
LNG SYSTEMS	458,915.65		.00		.00		458,915.65
STD TANKS	1,441,020.77		1,214,384.51		.00		2,655,405.28
ENGINEERED TANKS	683,112.00		268,163.73		.00		951,275.73
CRYO COMPONENTS	.00		15,040.17		.00		15,040.17
NITROGEN SYSTEMS	1,107,648.72		.00		.00		1,107,648.72
PARTS	319,760.39		.00		.00		319,760.39
REPAIR AND REHAB	619,194.72		.00		.00		619,194.72
INDUSTRIAL GASES	2,497,957.00		601,985.39		.00		3,099,942.39
BEVERAGE SYSTEMS	798,558.97		1,172.53		.00		799,731.50
MEDICAL	1,511,797.14		455,691.57		.00		1,967,488.71
BIOMEDICAL	1,572,295.70		436,428.84		.00		2,008,724.54
COOLTEL	3,092.03		.00		.00		3,092.03
MRI	943,557.24		.00		.00		943,557.24
TOTAL GROSS OUTSIDE SALES	17,423,831.22		2,992,866.74		.00		20,416,697.96
LESS: DISCOUNTS & ALLOWANCES	<71,876.04	>	<23.94	>	.00		<71,899.98	>
REBATES	<100,905.00	>	<13,136.72	>	.00		<114,041.72	>
FREIGHT	26,383.49		<1,353.02	>	.00		25,030.47

NET OUTSIDE SALES	17,277,433.67		2,978,353.06		.00		20,255,786.73
INTER-COMPANY SALES	234,173.82		900.00		<235,073.82	>	.00

TOTAL NET SALES	17,511,607.49		2,979,253.06		<235,073.82	>	20,255,786.73

STD COST OF SALES	12,025,971.87		2,592,715.57		<301,365.30	>	14,317,322.14
TOTAL MANUFACTURING VARIANC	275,432.31		<588,744.08	>	.00		<313,311.77	>
WARRANTY	152,646.84		10,422.71		.00		163,069.55
RESTRUCTURING	.00		.00		.00		.00

TOTAL COST OF SALES	12,454,051.02		2,014,394.20		<301,365.30	>	14,167,079.92

GROSS MARGIN	5,057,556.47		964,858.86		66,291.48		6,088,706.81

SELLING, GENERAL & ADMINISTRAT
RESEARCH AND DEVELOPMENT	99,670.65		15,654.08		.00		115,324.73
MARKETING & SELLING	1,368,415.22		273,797.84		.00		1,642,213.06
ADMINISTRATIVE TOTAL	1,829,105.44		172,067.88		.00		2,001,173.32

TOTAL S, G & A	3,297,191.31		461,519.80		.00		3,758,711.11
AMORTIZATION EXPENSE	<126,902.28	>	<2,548.21	>	.00		<129,450.49	>
RESTRUCTURING	999,521.15		<43,200.97	>	.00		956,320.18
OTHER INCOME/(EXPENSE)	<5,012.44	>	152,857.50		.00		147,845.06
EQUITY INCOME-JOINT VENTUR	10,222.00		.00		.00		10,222.00

INCOME FROM OPERATIONS	2,638,193.59		610,447.38		66,291.48		3,314,932.45

FOREIGN CURRENCY GAIN/ (LOSS	<125,069.25	>	<49,884.19	>	.00		<174,953.44	>
MANAGEMENT FEE	880,000.00		<878,691.57	>	.00		1,308.43
INTEREST EXPENSE, NET	3,804.11		<7,913.00	>	.00		<4,108.89	>
REORGANIZATION EXPENSES	<1,228,178.15	>	.00		.00		<1,228,178.15	>

INCOME BEFORE TAX & MIN INT	2,168,750.30		<326,041.38	>	66,291.48		1,909.000.40

INCOME TAX BENEFIT/(EXPENSE	116,869.80		<69,125.91	>	.00		47,743.89

INCOME (LOSS) BEFORE MIN INT	2,285,620.10		<395,167.29	>	66,291.48		1,956,744.29
MINORITY INTEREST, NET OF T	.00		11,094.00		.00		11,094.00

NET INCOME (LOSS)	2,285,620.10		<406,261.29	>	66,291.48		1,945,650.29

83500	Chart Industries																			1
CORPIS 03	CHART – INCOME STATEMENT – LEGAL ENTITY																			09/23/03
ISMLFILING	CHART INDUSTRIES FILING ENTITIES																			13:48:19
	As of August 31, 2003

FOR INTERNAL USE ONLY	Caire Inc.		Chart Asia		Chart HX. LP		Chart Inc.		Chart Industries		Chart Management		Chart Intl Holdings	Chart Internatnl		Chart Leasing		Greenville Tube		CHART CONSOL
HEAT EXCHANGERS	.00		.00		3,400,318.42		.00		.00		.00		.00	.00		.00		.00		3,400,318.42
CUSTOM SYSTEMS	.00		.00		.00		1,598,065.88		.00		.00		.00	.00		.00		.00		1,598,065.88
VACUUM EQUIPMENT	.00		.00		.00		468,536.59		.00		.00		.00	.00		.00		.00		468,536.59
LNG SYSTEMS	.00		.00		.00		458,915.65		.00		.00		.00	.00		.00		.00		458,915.65
STD TANKS	.00		.00		.00		1,441,020.77		.00		.00		.00	.00		.00		.00		1,441,020.77
ENGINEERED TANKS	.00		.00		.00		683,112.00		.00		.00		.00	.00		.00		.00		683,112.00
CRYO COMPONENTS	.00		.00		.00		.00		.00		.00		.00	.00		.00		.00		.00
NITROGEN SYSTEMS	.00		.00		.00		1,107,648.72		.00		.00		.00	.00		.00		.00		1,107,648.72
PARTS	.00		.00		.00		319,760.39		.00		.00		.00	.00		.00		.00		319,760.39
REPAIR AND REHAB	.00		.00		.00		619,194.72		.00		.00		.00	.00		.00		.00		619,194.72
INDUSTRIAL GASES	.00		.00		.00		2,497,957.00		.00		.00		.00	.00		.00		.00		2,497,957.00
BEVERAGE SYSTEMS	.00		.00		.00		798,558.97		.00		.00		.00	.00		.00		.00		798,558.97
MEDICAL	1,511,797.14		.00		.00		.00		.00		.00		.00	.00		.00		.00		1,511,797.14
BIOMEDICAL	.00		.00		.00		1,572,295.70		.00		.00		.00	.00		.00		.00		1,572,295.70
COOLTEL	.00		.00		.00		3,092.03		.00		.00		.00	.00		.00		.00		3,092.03
MRI	.00		.00		.00		943,557.24		.00		.00		.00	.00		.00		.00		943,557.24
TOTAL GROSS OUTSIDE SALES	1,511,797.14		.00		3,400,318.42		12,511,715.66		.00		.00		.00	.00		.00		.00		17,423,831.22
LESS : DISCOUNTS & ALLOWA	<1,855.21	>	.00		.00		<70,020.83	>	.00		.00		.00	.00		.00		.00		<71,876.04	>
REBATES	1,631.00		.00		.00		<102,536.00	>	.00		.00		.00	.00		.00		.00		<100,905.00	>
FREIGHT	<7,306.78	>	.00		3,900.00		29,790.27		.00		.00		.00	.00		.00		.00		26,383.49

NET OUTSIDE SALES	1,504,266.15		.00		3,404,218.42		12,368,949.10		.00		.00		.00	.00		.00		.00		17,277,433.67
INTER-COMPANY SALES	.00		.00		.00		234,173.82		.00		.00		.00	.00		.00		.00		234,173.82

TOTAL NET SALES	1,504,266.15		.00		3,404,218.42		12,603,122.92		.00		.00		.00	.00		.00		.00		17,511,607.49

STD COST OF SALES	817,298.97		.00		2,281,172.05		8,927,500.85		.00		.00		.00	.00		.00		.00		12,025,971.87
TOTAL MANUFACTURING VAR	<110,860.94	>	.00		69,919.12		318,623.65		<2,249.52	>	.00		.00	.00		.00		.00		275,432.31
WARRANTY	9,071.00		.00		20,000.00		123,575.84		.00		.00		.00	.00		.00		.00		152,646.84
RESTRUCTURING	.00		.00		.00		.00		.00		.00		.00	.00		.00		.00		.00

TOTAL COST OF SALES	715,509.03		.00		2,371,091.17		9,369,700.34		<2,249.52	>	.00		.00	.00		.00		.00		12,454,051.02

GROSS MARGIN	788,757.12		.00		1,033,127.25		3,233,422.58		2,249.52		.00		.00	.00		.00		.00		5,057,556.47

SELLING, GENERAL & ADMINIS
RESEARCH AND DEVELOPMEN	.00		.00		41,763.03		57,907.62		.00		.00		.00	.00		.00		.00		99,670.65
MARKETING & SELLING	156,242.53		<.98	>	341,379.45		870,794.22		.00		.00		.00	.00		.00		.00		1,368,415.22
ADMINISTRATIVE TOTAL	77,165.60		.00		163,774.67		957,506.67		<94,751.23	>	673,881.70		.00	.00		2,304.75		49,223.28		1,829,105.44

TOTAL S, G & A	233,408.13		<.98	>	546,917.15		1,886,208.51		<94,751.23	>	673,881.70		.00	.00		2,304.75		49,223.28		3,297,191.31
AMORTIZATION EXPENSE	<1,826.97	>	.00		.00		<111,906.32	>	.00		.00		.00	<13,168.99	>	.00		.00		<126,902.28	>
RESTRUCTURING	<21,395.49	>	.00		<85,136.94	>	1,110,733.58		.00		<4,680.00	>	.00	.00		.00		.00		999,521.15
OTHER INCOME/(EXPENSE)	.00		.00		.00		4,920.54		<18,186.53	>	.00		.00	.00		1,012.00		7,241.55		<5,012.44	>
EQUITY INCOME-JOINT VEN	.00		.00		.00		10,222.00		.00		.00		.00	.00		.00		.00		10,222.00

INCOME FROM OPERATIONS	532,126.53		.98		401,073.16		2,361,183.87		78,814.22		<678,561.70	>	.00	<13,168.99	>	<1,292.75	>	<41,981.73	>	2,638,193.59

FOREIGN CURRENCY GAIN/(	2,867.05		.00		<244.02	>	<105,137.99	>	.00		<22,554.29	>	.00	.00		.00		.00		<125,069.25	>
MANAGEMENT FEE	880,000.00		.00		.00		.00		.00		.00		.00	.00		.00		.00		880,000.00
INTEREST EXPENSE, NET	21,340.03		.00		493,596.22		<1,711,458.91	>	1,283,333.20		<84,817.17	>	.00	.00		1,810.74		.00		3,804.11
REORGANIZATION EXPENSES	.00		.00		.00		.00		.00		<1,228,178.15	>	.00	.00		.00		.00		<1,228,178.15	>

INCOME BEFORE TAX & MIN IN	1,436,333.61		.98		894,425.36		544,586.97		1,362,147.42		<2,014,111.31	>	.00	<13,168.99	>	517.99		<41,981.73	>	2,168,750.30

INCOME TAX BENEFIT/(EXP	.00		.00		.00		.00		121,000.00		<4,130.20	>	.00	.00		.00		.00		116,869.80

INCOME (LOSS) BEFORE MIN I	1,436,333.61		.98		894,425.36		544,586.97		1,483,147.42		<2,018,241.51	>	.00	<13,168.99	>	517.99		<41,981.73	>	2,285,620.10

NET INCOME (LOSS)	1,436,333.61		.98		894,425.36		544,586.97		1,483,147.42		<2,018,241.51	>	.00	<13,168.99	>	517.99		<41,981.73	>	2,285,620.10

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

BALANCE SHEET

(See Attached Sheets)

83500	Chart Industries	1
CORPIS 03	CHART-BALANCE SHEET-LEGAL ENTITY	09/23/03
BS_LCONSOL	CHART INDUSTRIES CONSOLIDATING	11:12:15
	As of August 31, 2003

FOR INTERNAL USE ONLY	Filing Entities		Non Filing Entities		Elims		CHART CONSOL
ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS	20,143,373.04		4,043,599.70		3,173,277.00		27,360,249.74
ACCT RECEIVABLE TRADE, NET	26,421,529.66		9,598,614.34		.00		36,020,144.00
INVENTORIES, NET	30,907,661.58		9,732,122.75		<681,105.05	>	39,958,679.28
UNBILLED CONTRACT REVENUE	9,213,495.56		2,814,502.85		.00		12,027,998.41
PREPAID EXPENSES	1,726,472.70		606,526.37		.00		2,332,999.07
OTHER CURRENT ASSETS	7,799,399.93		4,405,590.56		.00		12,204,990.49

TOTAL CURRENT ASSETS	96,211,932.47		31,200,956.57		2,492,171.95		129,905,060.99
PROPERTY, PLANT & EQUIPMENT	66,864,659.41		26,415,732.29		.00		93,280,391.70
LESS: ACCUM DEPRECIATION	<33,827,500.78	>	<13,199,425.02	>	.00		<47,026,925.80	>

NET PROPERTY, PLANT, & EQUIP	33,037,158.63		13,216,307.27		.00		46,253,465.90
GOODWILL, NET	76,976,737.98		.01		.00		76,976,737.99
DEFERRED INCOME TAX-LONG TERM	<80,507.34>		80,507.34		.00		.00
OTHER ASSETS, NET	10,713,108.99		276,290.98		.00		10,989,399.97
INTERCOMPANY INVESTMENT	151,920,066.43		<4,833,096.52	>	<147,086,969.91	>	.00

TOTAL ASSETS	368,778,497.16		39,940,965.65		<144,594,797.96	>	264,124,664.85

LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	12,632,142.07		2,805,238.48		4,134,207.79		19,571.588.34
CUSTOMER ADVANCES	198,989.22		4,086,024.82		.00		4,285,014.04
BILLINGS IN EX. CONTR. REV.	400,392.50		<.02	>	.00		400,392.48
ACCR. SALARY/WAGES/BENEFIT	2,916,961.88		766,710.54		.00		3,683,672.42
WARRANTY RESERVE	169,558.09		135,412.29		.00		304,970.38
DEFERRED INCOME TAX-CURRENT	.00		464,105.07		.00		464,105.07
ACCRUED INCOME TAXES	1,465,914.78		972,169.74		.00		2,438,084.52
OTHER CURRENT LIABILITY	1,913,742.47		265,782.01		.00		2,179,524.48
CURRENT MATURITY-LONG TERM D	.00		1,848,336.02		.00		1,848,336.02
PREPETITION S/T-NOT COMPROM	29,817,677.88		.00		.00		29,817,677.88

TOTAL CURRENT LIABILITIES	49,515,378.89		11,343,778.95		4,134,207.79		64,993,365.63
LONG TERM DEBT, NET OF CURRENT	.00		695,430.75		.00		695,430.75
DEFERRED INC TAX-LONG TERM	<5.00	>	<382,486.80	>	.00		<382,491.80	>
OTHER NON-CURRENT LIABILITIES	357,773.70		7,398.57		.00		365,172.27
PREPETITION L/T-NOT COMPROM	28,770,413.93		.00		.00		28,770,413.93
PREPETITION INTERCO-NOT COMPR	<7,828.137.78	>	.00		.00		<7,828,137.78	>
MINORITY INTEREST	.00		1,216,762.58		.00		1,216,762.58
INTERCOMPANY BALANCES	1,796,729.82		6,170,452.48		<139,044.52	>	7,828,137.78
PREPETITION COMPROMISED	257,906,955.95		.00		.00		257,906,955.95

TOTAL LIABILITIES	330,519,109.51		19,051,336.53		3,995,163.27		353,565,609.31
SERIES A PREFERRED STOCK	3,940,330.00		.00		<3,940,330.00	>	.00
SERIES AA PREFERRED STOCK	6,320,000.00		.00		<6,320,000.00	>	.00
SHAREHLDERS’ EQUITY (DEFICIT)
COMMON STOCK	266,160.62		.00		.00		266,160.62
TREASURY STOCK	<885,732.94	>	.00		.00		<885,732.94	>
SUBSIDIARY CAPITAL	127,000,207.11		2,998,910.56		<129.999,117.67	>	.00
PAID-IN-CAPITAL	49,648,961.03		.04		<3,102,532.00	>	46,546,429.07
FOR CURR TRANSLATION ADJ	750,354.32		2,712,097.20		.00		3,462,451.52
PENSION MIN LIABILITY ADJ	<8,470,711.34	>	.00		.00		<8,470,711.34	>
RETAINED EARNINGS-PRIOR YEA	<122,935,502.80	>	12,009,151.02		<5,160,946.82	>	<116,087,298.60	>
RETAINED EARNINGS-CURRENT Y	<17,374,711.37	>	3,169,470.39		<67,034.74	>	<14,272,275.72	>

TOTAL SHAREHOLDERS EQUITY	38,259,354.63		20,889,629.21		<148,589,961.23	>	<89,440,977.39	>

TOTAL LIABILITIES & EQUITY	368,778,464.14		39,940,965.74		<144,594,797.96	>	264,124,631.92

83500	Chart Industries	1
CORPIS 03	CHART-BALANCE SHEET-LEGAL ENTITY	09/23/03
BS_LFILING	CHART INDUSTRIES FILING ENTITIES	11:18:19
	As of August 31, 2003
FOR INTERNAL USE ONLY	Caire Inc.	Chart Asia	Chart HX, LP	Chart Inc.	Chart Industries	Chart Management	Chart Intl Holdings	Chart Internatnl	Chart Leasing	Greenville Tube	CHART CONSOL
ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENT	19,265.68	19,655.07	157,997.80	<2,528,511.73>	22,976,924.97	<502,158.75>	.00	.00	.00	200.00	20,143.373.04
ACCT RECEIVABLE TRADE, N	3,147,552.68	.00	5,877,258.34	17,669,465.48	<609,666.23>	.00	.00	.00	336,919.39	.00	26,421,529.66
INVENTORIES, NET	4,024,590.92	.00	2,106,372.19	24,822,115.67	<45,417.20>	.00	.00	.00	.00	.00	30,907,661.58
UNBILLED CONTRACT REVENU	.00	.00	7,080,951.15	2,132,544.41	.00	.00	.00	.00	.00	.00	9,213.495.56
PREPAID EXPENSES	22,427.04	.00	<15,430.00>	909,416.91	16,569.20	793,489.55	.00	.00	.00	.00	1,726,472.70
OTHER CURRENT ASSETS	5,297.89	4,846.90	324,281.44	477,956.01	5,551,231.19	1,336,216.10	.00	.00	75,696.18	23,874.22	7,799,399.93
DEFERRED INCOME TAX-CURR	496,873.00	.00	327,343.00	7,672,904.00	<9,131,989.00>	634,869.00	.00	.00	.00	.00	.00

TOTAL CURRENT ASSETS	7,716,007.21	24,501.97	15,858,773.92	51,155,890.75	18,757,652.93	2,262,415.90	.00	.00	412,615.57	24,074.22	96,211,932.47
PROPERTY, PLANT & EQUIPMEN	4,473,503.20	3,260.23	15,794,882.90	42,135,356.75	.00	2,624,940.53	.00	.00	158,227.00	1,674,488.80	66,864,659.41
LESS: ACCUM DEPRECIATIO	<3,904,201.35>	<3,260.23>	<12,965,855.90>	<13,825,184.55>	.00	<2,155,116.63>	.00	.00	<40,474.07>	<933,408.05>	<33,827,500.78	>

NET PROPERTY, PLANT, & EQU	569,301.85	.00	2,829,027.00	28,310,172.20	.00	469,823.90	.00	.00	117,752.93	741,080.75	33,037,158.63
GOODWILL, NET	.00	.00	.00	63,322,838.89	.00	.00	.00	13,653,899.09	.00	.00	76,976,737.98
DEFERRED INCOME TAX-LONG T	.00	.00	.00	.00	<80,507.34>	.00	.00	.00	.00	.00	<80,507.34	>
OTHER ASSETS, NET	<2,467.90>	.00	.00	5,761,416.10	<821,512.85>	13,500.00	.00	5,465,128.77	297,044.87	.00	10,713,108.99
INTERCOMPANY INVESTMENT	.00	836,825.47	.00	91,720,331.60	51,852,627.25	2,655,623.46	4,854,658.65	.00	.00	.00	151,920,066.43

TOTAL ASSETS	8,282,841.16	861,327.44	18,687,800.92	240,270,649.54	69,708,259.99	5,401,363.26	4,854,658.65	19,119,027.86	827,413.37	765,154.97	368,778,497.16

LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	1,598,140.57	6,000.00	1,386,847.95	8,075,275.27	.00	1,565,878.28	.00	.00	.00	.00	12,632,142.07
CUSTOMER ADVANCES	.00	.00	.00	198,989.22	.00	.00	.00	.00	.00	.00	198,989.22
BILLINGS IN EX. CONTR. RE	.00	.00	.00	400,392.50	.00	.00	.00	.00	.00	.00	400,392.50
ACCR. SALARY/ WAGES/ BENEF	116,893.22	21,681.30	341,988.86	1,370,791.84	1.00	1,065,605.66	.00	.00	.00	.00	2,916,961.88
WARRANTY RESERVE	17,943.80	.00	20,000.00	131,614.29	.00	.00	.00	.00	.00	.00	169,558.09
ACCRUED INCOME TAXES	.00	.00	.00	.00	.00	1,465,914.78	.00	.00	.00	.00	1,465,914.78
OTHER CURRENT LIABILITY	40,580.74	.00	388,938.27	1,152,028.74	112,366.62	219,828.10	.00	.00	.00	.00	1,913,742.47
PREPETITION S/T-NOT COMP	469,478.41	.00	4,843,896.74	11,098,745.83	9,016,214.94	2,800,759.17	.00	1,557,000.00	31,582.79	.00	29,817,677.88

TOTAL CURRENT LIABILIT	2,243,036.74	27,681.30	6,981,671.82	22,427,837.69	9,128,582.56	7,117,985.99	.00	1,557,000.00	31,582.79	.00	49,515,378.89
DEFERRED INC TAX-LONG TERM	.00	.00	.00	.00	.00	<5.00>	.00	.00	.00	.00	<5.00	>
OTHER NON-CURRENT LIABILIT	.00	.00	<3,920.82>	294,146.83	.00	26,047.69	.00	.00	.00	41,500.00	357.773.70
PREPETITION L/T-NOT COMPRO	<471,374.00>	.00	1,537,495.38	13,393,994.32	3,237,070.00	423,136.53	.00	8,860,918.99	<1,335.00>	1,790,507.71	28,770,413.93
PREPETITION INTERCO-NOT CO	<5,399,702.42>	866,762.16	<95,062,056.10>	352,154,803.66	<262,138,101.31>	15,125,340.08	6,700,871.13	3,743,234.32	1,015,796.57	<24,835,085.87>	<7,828,137.78	>
INTERCOMPANY BALANCES	<809,624.81>	<25,573.69>	<238,753.81>	<5,658,098.55>	18,655,125.91	<185,243.06>	.00	.00	<61,991.50>	<9,879,110.67>	1,796,729.82
PREPETITION COMPROMISED	.00	.00	.00	.00	257,906,955.95	.00	.00	.00	.00	.00	257,906,955.95

TOTAL LIABILITIES	<4,437,664.49>	868,869.77	<86,785,563.53>	382,612,683.95	26,789,633.11	22,507,262.23	6,700,871.13	14,161,153.31	984,052.86	<32,882,188.83>	330,519,109.51
SERIES A PREFERRED STOCK	3,940,330.00	.00	.00	.00	.00	.00	.00	.00	.00	.00	3,940,330.00
SERIES AA PREFERRED STOCK	6,320,000.00	.00	.00	.00	.00	.00	.00	.00	.00	.00	6,320,000.00
SHAREHLDERS’ EQUITY (DEFIC
COMMON STOCK	.00	.00	.00	.00	266,160.62	.00	.00	.00	.00	.00	266,160.62
TREASURY STOCK	.00	.00	.00	.00	<885,732.94>	.00	.00	.00	.00	.00	<885.732.94	>
SUBSIDIARY CAPITAL	2,068,401.29	.00	49,743,902.24	55,869,993.50	.00	839,870.08	.00	18,471,200.00	.00	6,840.00	127,000,207.11
PAID-IN-CAPITAL	.00	.00	.00	.00	49,648,961.03	.00	.00	.00	.00	.00	49,648,961.03
FOR CURR TRANSLATION AD	.00	<29,963.78>	13,148.55	800,434.87	<33,265.32>	.00	.00	.00	.00	.00	750,354.32
PENSION MIN LIABILITY A	.00	.00	<910,794.21>	<6,115,441.48>	.00	.00	.00	.00	.00	<1,444,475.65>	<8,470,711.34	>
RETAINED EARNINGS-PRIOR	<3,572,195.59>	25,535.78	47,883,531.00	<188,778,218.51>	<4,499,500.96>	<2,936,190.01>	<1,826,038.87>	234,353.58	<136,749.26>	30,669,970.04	<122,935,502.80	>
RETAINED EARNINGS-CURRE	3,963,969.96	<3,114.33>	8,743,576.87	<4,118,835.82>	<1,577,995.55>	<15,009,579.04>	<20.173.61>	<13,747,679.03>	<19,890.23>	4,415,009.41	<17,374,711.37	>

TOTAL SHAREHOLDERS EQUITY	12,720,505.66	<7,542.33>	105,473,364.45	<142,342,067.44>	42,918,626.88	<17,105,898.97>	<1,846,212.48>	4,957,874.55	<156,639.49>	33,647,343.80	38,259,354.63

TOTAL LIABILITIES & EQUITY	8,282,841.17	861,327.44	18,687,800.92	240,270,616.51	69,708,259.99	5,401,363.26	4,854,658.65	19,119,027.86	827,413.37	765,154.97	368,778,464.14

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

STATUS OF POSTPETITION TAXES

(See Attached Sheets)

Chart Inc.

Status of Postpetition Taxes

Reporting Period: August 1 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(338,892)	338,892	0
FICA-Employee	0	(234,203)	234,203	0
FICA-Employer	0	(234,203)	234,203	0
Unemployment	0	(288)	288	0
Income - Federal Refund	0	0	(1,406,050)	(1,406,050)
Other: Excise	(32,603)	(96,005)	128,593	(15)

Total Federal Taxes	(32,603)	(903,591)	(469,871)	(1,406,065)

State and Local
Withholding	0	(124,756)	124,756	0
Sales	(242,327)	(33,825)	69,700	(206,452)
Excise	0	0	0	0
Unemployment	0	(12,501)	12,501	0
Real Property	0	0	0	0
Personal Property	(651,533)	(13,212)	752	(663,993)
Other: Income	(11,683)	11,683	0	0
Other: Sales Tax Audit	(153,971)	0	40,105	(113,866)

Total State and Local	(1,059,514)	(172,611)	247,814	(984,311)

Total Taxes	(1,092,117)	(1,076,202)	(222,057)	(2,390,376)

Caire Inc.

Status of Postpetition Taxes

Reporting Period: August 1 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(19,042)	19,042	0
FICA-Employee	0	(15,140)	15,140	0
FICA-Employer	0	(15,139)	15,139	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other: Excise	0	0	0	0

Total Federal Taxes	0	(49,321)	49,321	0

State and Local
Withholding	0	(8,688)	8,688	0
Sales	29,351	(8,084)	5,947	27,214
Excise	0			0
Unemployment	0	(2,529)	2,529	0
Real Property	0			0
Personal Property	0			0
Other:	0			0

Total State and Local	29,351	(19,301)	17,164	27,214

Total Taxes	29,351	(68,622)	66,485	27,214

Chart Management Company Inc.

Status of Postpetition Taxes

Reporting Period: August 1 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	0	0	0
FICA-Employee	0	0	0	0
FICA-Employer	0	0	0	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	0	0	0

State and Local
Withholding	0	0	0	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
Personal Property	(3,553)	0	0	(3,553)
Other: Income	(11,683)	(21,400)	2,086	(30,997)

Total State and Local	(15,236)	(21,400)	2,086	(34,550)

Total Taxes	(15,236)	(21,400)	2,086	(34,550)

Chart Heat Exchangers LP

Status of Postpetition Taxes

Reporting Period: August 1 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(105,166)	105,166	0
FICA-Employee	0	(70,222)	70,222	0
FICA-Employer	0	(70,221)	70,221	0
Unemployment	0	(194)	194	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	(245,803)	245,803	0

State and Local
Withholding	0	(50,090)	50,090	0
Sales	(61)	(51)	0	(112)
Excise	0	0	0	0
Unemployment	0	(3,584)	3,584	0
Real Property	(48,057)	(5,000)	11,176	(41,881)
Personal Property	(7,083)	(1,200)	2,591	(5,692)
Other:	0	0	0	0

Total State and Local	(55,201)	(59,925)	67,441	(47,685)

Total Taxes	(55,201)	(305,728)	313,244	(47,685)

Chart Leasing Inc.

Status of Postpetition Taxes

Reporting Period: August 1 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	0	0	0
FICA-Employee	0	0	0	0
FICA-Employer	0	0	0	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	0	0	0

State and Local
Withholding	0	0	0	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other: Income	1,400	0	0	1,400

Total State and Local	1,400	0	0	1,400

Total Taxes	1,400	0	0	1,400

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

SUMMARY OF UNPAID POSTPETITION DEBTS

(See Attached Sheet)

Chart Industries Inc.

Post Petition Liability Aging

as of August 31, 2003

	Caire Inc.	Chart Asia	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Holding, Inc.	Chart International, Inc.	Chart Leasing, Inc.	Greenville Tube, LLP	Total
Current	$(1,586,766.87)	$(6,000.00)	$(1,385,360.93)	$(7,871,824.04)		$(1,542,991.04)					$(12,392,942.88)
1-30 days	(11,373.70)		(1,489.02)	(203,451.21)		(22,887.24)					(239,201.17)

Total Accounts Payable	(1,598,140.57)	(6,000.00)	(1,386,849.95)	(8,075,275.25)		(1,565,878.28)					(12,632,144.05)
Customer Advances				(198,989.22)							(198,989.22)
Billings in Excess				(400,392.50)							(400,392.50)
Accr. Salary/Wages/Benefit	(116,893.22)	(21,681.30)	(341,988.41)	(1,370,791.69)		(1,065,606.13)					(2,916,960.75)
Warranty Reserve	(17,943.80)		(20,000.00)	(131,614.29)							(169,558.09)
Deferred Income Tax - Cur.
Accrued Income Taxes						(1,465,914.78)					(1,465,914.78)
Other Current Liabilities	(40,580.74)		(388,938.27)	(1,152,029.21)	$(112,366.62)	(219,828.10)					(1,913,742.94)

Total Current Liabilities	(1,773,558.33)	(27,681.30)	(2,137,776.63)	(11,329,092.16)		(4,317,227.29)					(19,697,702.33)
Other Non Current Liabilities			3,920.82	(294,146.83)		(26,047.66)				$(41,500.00)	(357,773.67)
Intercompany Balances	809,624.81	25,573.69	238,753.80	5,658,098.55	(18,655,125.91)	185,243.06			$61,991.50	9,879,110.67	(1,796,729.83)

Total Liabilities	$(963,933.52)	$(2,107.61)	$(1,895,102.01)	$(5,965,140.44)	$(18,655,125.91)	$(4,158,031.89)			$61,991.50	$9,837,610.67	$(21,852,205.83)

Note: All post-petition liabilities are current as of 8/31/03 unless otherwise noted.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(See Attached Sheet)

Chart Industries Inc.

A/R Rollforward by Legal Entity

As of August 31, 2003

	Caire Inc.	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Leasing, Inc.

Beginning A/R	$3,078,958	$5,415,951	$23,900,664	$—	$—	$336,920

Sales	1,797,797	3,699,419	12,889,575	—	—	—

Collections	(1,656,543)	(3,218,227)	(18,400,790)	—	—	—

Other	(83,216)	(655)	(607,230)	—	—	—

Ending A/R Trade	3,136,996	5,896,488	17,782,219	—	—	336,920

Other Items	10,556	(19,230)	(112,753)

Allowance for Doubtful Accts				(609,666)

A/R Trade, Net	$3,147,553	$5,877,258	$17,669,466	$(609,666)	$—	$336,920

Chart Industries Inc.
Aged Accounts Reeivable
As of August 31, 2003
	Caire Inc.	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Leasing, Inc.

0 - 30	$1,701,397	$4,241,863	$9,037,543	$—	$—	$—

31 - 60	817,202	1,059,536	4,578,386	0	0	0

61 - 90	510,384	287,747	1,987,750	0	0	0

91 - 120	25,168	15,234	899,287	0	0	0

121 - 180	63,696	285,612	709,550	0	0	0

Over 180	19,149	6,496	569,703	0	0	336,920

TOTAL	$3,136,996	$5,896,488	$17,782,219	$—	$—	$336,920

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 8/1/03-8/31/03

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.[4]	n/a

Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

[4]	Pursuant to the Order Under 11 U.S.C. §§ 363, 1107 and 1108 (I) Authorizing Continued Use of Existing (A) Bank Accounts, (B) Business Forms and (C) Cash Management System, (II) Authorizing Intercompany Transactions and (III) Granting Superpriority Claim Status to All Postpetition Intercompany Claims (Docket No. 32), the Reorganized Debtors are authorized to maintain their existing bank accounts and cash management system and are exempted from the requirement that they open new debtor-in-possession bank accounts.